S000005025 [Member] Investment Strategy - Ariel Appreciation Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGY
Strategy Narrative [Text Block]
The Fund invests in mid‑capitalization (“mid cap”) undervalued companies that show strong potential for growth. It invests primarily in equity securities of U.S. companies that have market capitalizations within the range of the companies in the Russell Midcap® Index, measured at the time of initial purchase. As of December 31, 2025, the market capitalizations of the companies in the Russell Midcap Index® ranged from $1.31 billion to $101.70 billion (Source: FactSet).The Fund may invest a portion of the portfolio outside (above or below) this market capitalization range. Also, the market capitalizations for the Fund’s portfolio companies may change over time, and the Fund is permitted to invest in (hold and purchase) a company even if its market capitalization moves outside the stated range.
The Fund’s strategy is rooted in the contrarian investment philosophy of Ariel Investments, LLC (“Ariel” or the “Adviser”), which depends on four interrelated tenets: Active Patience®, Independent Thinking, Focused Expertise, and Bold Teamwork.
Active Patience. We generally seek to own differentiated companies with certain characteristics, such as strong cash flows, low debt, quality products or services, significant barriers to entry, predictable fundamentals that allow for the potential for double-digit earnings growth (at time of initial purchase), and low reinvestment requirements. We take a long-term view, and look past short-term price volatility, seeking to hold investments for a relatively long period of time—generally three to five years. However, the holding period may vary for any particular stock. Our long-term approach enables the Fund’s investment team to research a company and wait as long as necessary for a stock to reach a price we view as undervalued relative to our internally generated estimate of its intrinsic worth (“private market value”).
Independent Thinking. We make opportunistic purchases when we see value in companies that are temporarily out of favor, misunderstood or ignored—trading at a low valuation relative to potential earnings and/or at a discount to the team’s estimate of intrinsic worth. We perform our own original proprietary research that often leads us to buy when others are selling and to sell when others are buying. The primary reasons a stock will be sold are: (i) if its valuation reaches our determination of its private market value, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals. In addition, the Adviser has adopted procedures to sell stocks that it views as substantially outside the Fund’s mid cap range.
Focused Expertise. We seek to invest within our circle of competence, allowing us to build expertise and accumulate deep knowledge in specific sectors, to isolate key issues of importance, and to have strong convictions in the stocks purchased and held. This often results in the Fund investing in fewer sectors than its respective benchmark. The Fund is a diversified fund that generally will hold between 25‑45 securities in its portfolio. We also integrate sustainability considerations, including our proprietary Business Resilience Risk Ratings, as part of the broader review of material risks and opportunities for a given investment.
Bold Teamwork. No one person is sufficient to our shareholders’ success. Different approaches and opinions allow our domestic research team to constantly learn, improve and aspire to exceed expectations. Our investment professionals seek to leverage their contacts and knowledge, while also striving to work collaboratively with a shared commitment to excellence.